
Uranium
Rare Earth Elements
Vanadium
Titanium
Zirconium

Energy Fuels to Acquire Australian Strategic Materials (ASM)

January 2026

Disclaimers and Forward Looking Statements & Notice Regarding Technical Disclosure

This presentation contains certain "Forward Looking Information" and "Forward Looking Statements" within the meaning of applicable United States and Canadian securities legislation,that are based on expectations, estimates and projections of management of Energy Fuels Inc. ("Energy Fuels", or the "Company") as of today's date. Such forward-looking information and forward-looking statements include but are not limited to statements with respect to: Energy Fuels maintaining its position as a leading U.S.-based uranium and critical materials company or as the leading producer of uranium in the U.S.; the business strategy for Energy Fuels; Energy Fuels expectations with regard to current and future uranium, vanadium, heavy mineral sands ("HMS") and rare earth element ("REE") market conditions; any expectation that the Scheme (as defined herein) will be completed or if completed, completed on the time proposed; expectations relating to the acquisition of ASM being immediately, and highly, accretive; the Company's ability to create the largest fully integrated REE metal and alloy producer outside of China; ASM's Dubbo Project bolstering current growth pipelines; expectations regarding KMP's (as defined herein) ramp up, product expansion and capacity; ASM's and Energy Fuels' ability to construct an American Metals & Alloy facility, including its ability to leverage IP from KMP, reach certain capacity targets and secure the necessary skilled labor; the ability to create a Western "mine-to-metal" REE champion, including capturing value across the REE supply chain and removing intermediaries and increasing profitability; improving structural gross margins by capturing value down the supply chain, diversifying monazite sources and gaining access to broad customer markets; the Company's ability to unlock the value of ASM's assets through its extraction capability, REE assets and access to global markets and governments; business plans; outlook; objectives; expectations as to the prices of U_3O_8, V2O5, HMS products and REE's; expectations as to reserves, resources, results of exploration and related expenses; estimated future production and costs; changes in project parameters; expected permitting and production time lines; the Company's belief that it has the ability to develop an innovative, low-cost U.S.- centered REE supply chain or to build a globally significant critical supply chain company; the potential for additional business opportunities including vanadium, REE,HMS, alternate feed materials; the potential for optimizing mining and processing; the Company's belief in its readiness to capitalize on improving markets; expectations with regard to the potential for U.S. government support of U.S. uranium miners and REE producers; any expectation that the White Mesa Mill will be successful in producing REE Carbonate or separated REEs on a commercial basis; any expectation that Energy Fuels will be successful in developing its expanded U.S. separation capability, or other value-added U.S. REE production capabilities at the White Mesa Mill, or otherwise; any expectation that the Company will be successful in developing a fully integrated U.S.-European REE supply chain; any expectation that the Company will be successful in fully integrating the U.S REE supply chain in the future; any expectation with respect to the future demand for REEs; any expectation with respect to the quantities of monazite ore to be acquired by Energy Fuels, the quantities of REE Carbonate or separated REE oxides to be produced by the White Mesa Mill or the quantities of contained TREO in the Mill's REE carbonate; any expectation as to future exploration results for the Bahia Project; any expectation that acceptable fiscal terms and stability mechanisms will be successfully negotiated with the government of Madagascar; any expectation that all government approvals will be obtained, such that development may proceed at the Vara Mada Project; any expectation that the recovery of monazite will be added to the permits for the Vara Mada Project; any expectation that positive final investment decisions will be made for any of the Company's projects, including the Donald Project, Bahia Project, and Vara Mada Project; any expectation that the Company will be successful in permitting and developing the planned Phase II REE Separation Facility at the White Mesa Mill; and any expectation that the Company will be successful in recovering radioisotopes for use in emerging TAT cancer therapeutics or that the program will be economically viable.

All statements contained herein which are not historical facts are forward-looking statements that involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking information and forward-looking statements. Factors that could cause such differences, without limiting the generality of the foregoing include: risks that the synergies and effects on value described herein may not be achieved; risks inherent in exploration, development and production activities; volatility in market prices for uranium, vanadium, HMS products and REEs; the impact of the sales volume of uranium, vanadium, HMS and REEs; the ability to sustain production from mines and the Mill; competition; the impact of change in foreign currency exchange; imprecision in mineral resource and reserve estimates; environmental and safety risks including increased regulatory burdens; changes to reclamation requirements; unexpected geological or hydrological conditions; a potential deterioration in political support for nuclear energy; changes in government regulations and policies, including with respect to tariffs, trade laws and related policies; demand for nuclear power, vanadium, HMS and REEs; replacement of production and failure to obtain necessary permits and approvals from government authorities; weather and other natural phenomena; ability to maintain and further improve positive labor relations; operating performance of the facilities; success of planned development projects; other development and operating risks; the Company not being successful in selling any uranium into the proposed Uranium Reserve at acceptable quantities or prices, or at all in the future; available supplies of monazite sands; the ability of the White Mesa Mill to produce REE Carbonate or separated REE oxides to meet commercial specifications on a commercial scale at acceptable costs; market factors, including future demand for REEs; actions or inactions by foreign governments, such as the government of Madagascar; instability of foreign governments; the inability to receive or delays in the receipt of all required permits for the Vara Mada Project and the Donald Project; risks of operating in foreign countries, including the risk of expropriation; the ability of Energy Fuels to potentially recover radioisotopes from its existing process streams for use in TAT therapeutics; the ability to obtain permits to support any scale-up of radioisotope or REE production at the Mill; and the future development of the TAT market. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, believed, estimated or expected. Although Energy Fuels believes that the assumptions inherent in the forward-looking statements are reasonable, undue reliance should not be placed on these statements, which only apply as of the date of this presentation. Energy Fuels does not undertake any obligation to publicly update or revise any forward-looking information or forward-looking statements after the date of this presentation to conform such information to actual results or to changes in Energy Fuels' expectations except as otherwise required by applicable legislation.

Additional information about the material factors or assumptions on which forward looking information is based or the material risk factors that may affect results is contained under "Risk Factors" in Energy Fuels' annual report on Form 10-K for the year ended December 31, 2024. The annual report on Form 10-K is available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

Qualified Person Statement

The scientific and technical information disclosed in this presentation was reviewed and approved by Daniel D. Kapostasy, PG, Registered Member SME and Vice President, Technical Services for the Company, who is a "Qualified Person" as defined in S-K 1300 and NI-43-101.

The information in this presentation is confidential and may not be shown or given to any person other than the intended recipient. Any further distribution or reproduction of this presentation is strictly prohibited. This presentation may only be used to evaluate Energy Fuels and the proposed acquisition and for no competitive or other purpose.

Strategic Rationale

Energy Fuels is Creating What We Believe Will Be the Largest Fully-Integrated Rare Earth Element ("REE") Metal and Alloy Producer Outside of China, Critical to Mineral Supply Chains

Yesterday, We Announced Entering into a Scheme Implementation Deed (SID) with Australian Strategic Materials ("ASM") Which Brings Us Closer to That Ambition to the Benefit of Energy Fuels' Shareholders, ASM's Shareholders, and Our Valued Customers

Benefits to Energy Fuels Shareholders

- ✓ Establishes Energy Fuels as a leading mine-to-metal & alloy REE producer
- ✓ Acquires capabilities in current weak link of ex-China REE value chain
- ✓ Acquires state-of-the-art facility with structural cost advantages
- ✓ Enhances vertical integration and margin capture across the value chain
- ✓ Expands and differentiates customer proposition
- ✓ Dubbo Rare Earth Project ("Dubbo") bolsters current growth pipeline
- ✓ Accretive on NAVPS with significant value creation from margin uplift

Benefits to ASM Shareholders

- ✓ Attractive immediate premium
- ✓ Diversified exposure and growth opportunities
- ✓ Continued exposure to Korean Metal Plant ("KMP"), American Metals Plant ("AMP") and Dubbo
- ✓ Benefit from Energy Fuels' financial strength and proven track record
- ✓ Accelerates growth initiatives
- ✓ Increased liquidity via ownership in larger listed company
- ✓ Security of supply achieved through receiving feedstock from Energy Fuels

Transaction Overview & Timing

Energy Fuels Has Entered into a SID to Acquire ASM for Total Consideration of A$1.60 PerShare

Structure	• Under the SID, each eligible ASM shareholder will be entitled to receive: - 0.053 shares[1] in Energy Fuels common shares or CHESS Depository Interests for each ASM share held (representing implied value of A$1.47 per ASM Share) (the "Share Consideration") - Up to A$0.13 in cash per ASM share, payable as a special dividend by ASM (the "Special Dividend")[2] • The transaction structure implies an equity value of ~A$447m[3] for ASM and a total per share consideration of A$1.60 per ASM share • Each ASM option holder will also be entitled to receive A$0.50 in cash per ASM listed option under ticker ASX:ASMO under a separate, but concurrent, option scheme; SID scheme is not conditional on the option scheme, but option scheme is conditional on completion of SID scheme
Ownership	• Post-closing, ASM shareholder ownership in Energy Fuels will be approximately 5.8%[4,5]
Board & Shareholder Support	• ASM's Board has unanimously recommended shareholders vote in favor of the transaction subject to certain conditions[6] • All ASM directors intend to vote, or procure the voting of, all ASM shares and options that they hold or control at the date of this announcement, and any ASM shares or options subsequently acquired prior to the Scheme Meeting in favor of the Scheme and Option Scheme (as applicable). This includes Mr. Ian Gandel, who owns approximately 13.6% of ASM's issued shares through his nominees
Approvals	• The SID is subject to approvals, including by: - ASM Shareholders; - The Federal Court of Australia; - Foreign Investment Review Board ("FIRB"); - TSX, NYSE, and ASX
Proposed Timing	• ASM scheme meeting is expected to be held in the second quarter of calendar year 2026 • The transaction is expected to be implemented prior to June 30, 2026

(1) Based on Energy Fuel's last 15-day trading VWAP ending on January 16, 2026. (2) Total offer price remains A$1.60/share. (3) Assumes a diluted share count for ASM of ~279m. Excludes option dilution as options will be tendered under a separate scheme. (4) Pro forma ownership based on Energy Fuel's last 15-day trading VWAP ending on January 16, 2026. (5) Ineligible Foreign Shareholders (outside of Australia and New Zealand) who are unable to accept scrip consideration account for ~2m shares. (6) Conditions include the absence of a superior proposal and the Independent Expert concluding (and continuing to conclude) that the Scheme is in the best interests of shareholders.

ASM: Leading Western Producer of Rare Earths Metal and Alloys

Business Overview

- Australian Strategic Materials is a leading Western producer of rare earths metals and alloys listed on the ASX (ASX:ASM)
- ASM operates a metal plant in Korea, is advancing development of a metallization plant in the U.S., and progressing a rare earth development project, the Dubbo Project, in New South Wales
  - Korean Metal Plant: 4 furnaces and 1 strip caster with total installed capacity of ~1.3ktpa NdFeB; plans to expand to ~3.6ktpa in Phase II and ~5.6ktpa Phase III
    - Developing Dy and Tb metallization capabilities
  - American Metals Plant: planned initial production capacity of ~2.0ktpa of alloy, with ability to expand to ~4.0ktpa
    - ASM plans to select a site in early 2026, finalize permitting through 2026, followed by 2-year construction period
  - Dubbo Project: construction-ready project, with all major permits in place and expected 42-year life of mine[1]
- In October-2025: ASM raised A$55mm (US$36mm[2]) to be deployed for the completion of Phase II expansion at KMP, doubling NdFeB alloy production capacity to 3.6ktpa

Key Leadership Personnel

Board



Ian Jeffrey Gandel
(Non Executive Chair)
% Ownership: 13.6%

Management



Rowena Smith
Managing Director & Chief Executive Officer
% Ownership: ~0.1%



Stephen Motteram
Chief Financial Officer
% Ownership: ~0.1%

Asset Footprint


1
Korean Metal Plant
Ochang, South Korea
(In Production)
2
American
Metal Plant
(Planning Stage)
3
Dubbo Project
New South Wales
(Pre-Feasibility)

1 Korean Metal Plant



Current: ~1.3ktpa NdFeB alloy

Phase II: ~3.6ktpa NdFeB; Dy, Tb

Phase III: ~5.6ktpa NdFeB; Dy, Tb

2 American Metal Plant

U.S. Location: TBD



Initial Planned Capacity: ~2.0ktpa

Expansion: ~4.0ktpa

3 Dubbo Project



LOM Production: ~1.0ktpa NdPr, ~11tpa Tb, ~49tpa Dy

Source: ASM Management, Public Filings

Note: (1) Based on JORC compliant Scoping Study released by ASM on July 11, 2025: "Heap Leach Option delivers major cost reductions for Dubbo Project;" JORC compliant Pre-Feasibility Study currently underway. (2) Assuming AUD/USD conversion rate of 0.65 as of 20-October-2025.

ENERGY FUELS

KMP: One of The Only Producing REE Metals & Alloys Facilities Outside of China

Located in the Ochang Foreign Investment Zone in South Korea, KMP is a Strategic Non-Chinse Source Of High-Purity Rare Earth Metals




Phase 2 fully funded


First heavy rare earth sale to Neo



Current	Phase 2 Ramp-up	Product Expansion	Phase 3
Capacity: 1,300tpa NdFeB	Capacity: 3,600tpa NdFeB	Heavy Metallization / Alloy	Capacity: 5,600tpa NdFeB
4 Furnaces; 1 Strip Caster; NdPr Metal; NdFeB Alloy	18 Furnaces; 2 Strip Casters	Tb Terbium; Dy Dysprosium	30 Furnaces; 3 Strip Casters

Potential Phase 3: Preliminary Planning Underway to Bring Total Capacity to ~5,600 tpa

Targeted Timeline

- **2025** – Continued qualification processes and ramped-up sales with Western magnet makers
- **2026** – Implement Phase 2; Continue commercial production and sale of HREEs to partners
- **2027** – 3,600tpa NdFeB alloy capacity achieved

Growth Through Sales and Partnerships

NOVEON MAGNETICS | VAC VACUUMSCHMELZE | neo Magnequench

Source: ASM Management

ENERGY FUELS

AMP: De-risked Plan to Construct American Metals & Alloys Facility Leveraging IP from KMP

Initial Capacity of 2,000 tpa of Alloy
Ability to expand to 4,000 tpa aligned to demand

Up to 150 Skilled Jobs
Created at full capacity, supporting local employment and economic growth

AMP Targeting Financials Broadly Aligned with KMP Target Financials

Non-China REE Feedstock
Fully independent and diversified supply chain

Accelerated Delivery
Established expertise and operational knowledge will reduce time to bring facility online

Targeted Timeline

2025	2026	2027
Identified suitable U.S. locations for AMP	Finalize AMP funding and permitting	Construction commences targeted completion within 2 years

Source: ASM Management

ENERGY FUELS

Transaction Creates Western "Mine-to-Metal & Alloy" Rare Earth Champion

Establishes the Leading Western Integrated Mine-to-Metal & Alloy Producer, Capturing Value Across the Rare Earth Supply Chain, Removing Intermediaries and Enhancing Profitability

	Mining		Separation		Metals & Alloys		
	Light Rare Earths	Heavy Rare Earths	Light Rare Earth Separation	Heavy Rare Earth Separation	Light Rare Earth Metal	Heavy Rare Earth Metal	Strip Casting
Energy Fuels	✓	✓	✓	✓			
ASM Australian Strategic Materials	✓	✓			✓	✓	✓
Energy Fuels + ASM Australian Strategic Materials	✓	✓	✓	✓	✓	✓	✓
Lynas Rare Earths	✓	✓	✓	✓			
MP Materials	✓	✓	✓		✓		✓

- ✓ Proven execution capabilities across value chain
- ✓ Flexibility to deliver wide range of potential products
- ✓ Potential to accelerate growth
- ✓ Diverse portfolio of assets across key geographies

Note: Relevant peers with market cap greater than US$3bn considered above.

Pro Forma Company to Benefit from Enhanced Margin Capture

Internalizes Input Costs and Conversion Spreads From Carbonate to Oxides to Metal and Alloys, Improving Structural Gross Margins


Significant Margin Expansion (%)
~20% Margin Uplift
ENERGY FUELS
ENERGY FUELS + ASM
Australian Strategic Materials

- ✓ **Capturing value** further down the supply chain, with flexibility to sell products at all stages
- ✓ Diverse monazite sources plus Dubbo ensures availability of **consistent, low-cost feedstock**
- ✓ **Structural cost advantages** in labor and power at KMP relative to other ex-China facilities
- ✓ KMP's **proven technology** de-risks planned American Metal Plant expansion
- ✓ Access to **broad customer portfolio** spanning U.S., Asia and European markets

Energy Fuels Has Proven Track Record of Creating Value Via M&A

Energy Fuels Has >15 Years of Unparalleled Experience Creating Value for Shareholders Via Accretive M&A



2026
ASM
Australian Strategic Materials
2026
BASE RESOURCES 2
2024
ASTRON
(Joint Venture)
2024
Acquisition of Bahia Rare Earth and Heavy Mineral Project
2023
MESTEÑA 1935 3
2016
Uranerz ENERGY CORPORATION 4
2015
Strathmore MINERALS CORP. 5
2013
Denison Mines
(U.S. Assets6)
2012
2012

Market Cap Expansion Over Time (US$mm1)



+ 153 x
$5,206
$34
2012
2026

Energy Fuels has created a scarce, global and scalable platform, well-positioned to continue to unlock value via M&A

Note: (1) Energy Fuels market cap as of January 1, 2012 and January 16, 2026 respectively. (2) Including the Vara Mada Project (previously called Toliara). (3) Including Alta Mesa. (4) Including Nichols Ranch. (5) Including Roca Honda. (6) Including the White Mesa Mill.

Near-Term Allied "Mine-to-Metal & Alloy" Supply Chain Delivering Light and Heavy Rare Earths

Transaction Will Provide Shareholders Access to a Large Share of the REE Value Chain and a Significantly Greater Proportion of the Non-China Market

Pro Forma Global "Mine-to-Metal & Alloy" Operational Flowsheet



Proposed American Metals Plant allows for potential of US-based REE alloy and metal manufacturing[1]
White Mesa Mill
REE Metals & NdFeB Alloy
an Metals Plant
assets
ASM assets
Mine[2]
Mill
Metals & Alloys Plant
Bahia
Vara Mada[3]
bo
Donald

Note: (1) Final AMP site to be determined. (2) Mines are at various exploration, permitting, development stages. (2) Previously called Toliara.

Acquisition Creates Value for All Stakeholders

Energy Fuels is Uniquely Positioned to Unlock the Inherent Value of ASM's Assets With its Unmatched Capability in Solvent Extraction, World Class REE Portfolio Assets, and Access to Global Markets and Governments

Energy Fuels + ASM Australian Strategic Materials

Shareholders

- ✓ Accretive on NAVPS basis
- ✓ Significant value creation via enhanced margin capture
- ✓ Accelerates ambitions to become leading mine-to-metal & alloy producer
- ✓ Better positioned to capitalize on re-shoring of U.S. magnet manufacturing

Customers

- ✓ Significantly expands product capabilities
- ✓ Low-cost producer with flexibility to deliver oxides, metals, or alloys
- ✓ Proven track record and ability to meet growing western demand
- ✓ Western supply with reduced geopolitical uncertainty

National Security

- ✓ Ability to deliver ex-China supply chain
- ✓ Unmatched technical capabilities in solvent extraction and metal making
- ✓ Vertical integration supports supply chain resilience
- ✓ 100% U.S. controlled supply chain

Energy Fuels Overview

Building a Globally Significant Critical Materials Company Based in the United States

We Produce High-Value Materials from Minerals That Naturally Contain Uranium, or are Found Alongside Minerals that Naturally Contain Uranium

Uranium
The leading U.S. producer of U_3O_8

02

Rare Earth Elements
Emerging global leader in producing separated oxides (NdPr, Dy, Tb)

03

Heavy Mineral Sands
An emerging leading global producer of TiO_2, ZrO_2 minerals

=

Value

ENERGY FUELS

Energy Fuels Portfolio Summary

Energy Fuels Owns a Diversified Portfolio of Assets Located Across Geography, Commodity and Stage of Development

Portfolio Division Overview

Uranium, Rare Earth & Vanadium Processing

#	Asset	Location	Interest	Stage	Commodity
1	White Mesa Mill	Utah, US	100%	Processing Facility in Production	Uranium, REEs, Vanadium

Uranium & Vanadium Focus

#	Asset	Location	Interest	Stage	Commodity
2	La Sal Complex	Utah, US	100%	Production	Uranium, Vanadium
3	Pinyon Plain	Arizona, US	100%	Production	Uranium
4	Nichols Ranch	Wyoming, US	100%	Standby	Uranium (ISR)
5	Sheep Mountain	Wyoming, US	100%	Permitted, Undeveloped	Uranium
6	Bullfrog	Utah, US	100%	Permitting	Uranium
7	Roca Honda	New Mexico, US	100%	Permitting	Uranium

Heavy Mineral Sand & Rare Earth Focus

#	Asset	Location	Interest	Stage	Commodity
8	Donald	Victoria, Australia	Up to 49% JV interest	Permitted / Pre-Construction	Monazite, Ilmenite, Zircon, Rutile, Leucoxene
9	Vara Mada[1]	Madagascar, Africa	100%	Government Approvals; Development	Monazite, Ilmenite, Zircon, Rutile
10	Bahia	Southern Bahia, Brazil	100%	Exploration / Permitting	Monazite, Ilmenite, Zircon, Rutile

Asset Locations



Energy Fuels HQ (Denver, Co)
6
2
4
1
5
3
7
10
9
8
Heavy Mineral Sands Office (Perth, WA)

Note: (1) Previously referred to as Toliara.

Expands and Differentiates Customer Proposition with a One-Stop Shop Portfolio

Energy Fuels' Strategy Involves Leveraging Existing Infrastructure, Excess Capacity, and its Diverse Asset Base To Produce Several "In Demand" Critical Materials

Mines and Minerals

Uranium and Vanadium Ore

- Pinyon Plain (USA)
- La Sal Complex (USA)
- Roca Honda (USA)
- Bullfrog (USA)
- Nichols Ranch ISR (USA)
- Sheep Mountain (USA)[1]

Heavy Mineral Sand Mines[2]

Mineral Sands Rutile, Ilmenite & Zircon + Rare Earths Monazite & Xenotime

- Vara Mada Project[4] (Madagascar)
- Donald Project (Australia)
- Bahia Project (Brazil)
- Chemours - Sole offtake by EF

Processing

White Mesa Mill (USA)
Facility Capable of Processing Minerals That Naturally Contain Uranium

- Uranium & vanadium processing
- \+
- Rare earth element processing

End Products and applications

U_3O_8
Fuel for nuclear energy

V_2O_5
Steel & alloys / Chemicals / Batteries

Medical Isotopes[3]
Cancer Therapies

Rare Earth Metals and Alloys
EVs/Hybrid EVs/Wind Energy/Robotics/Defense

Titanium
White Pigment (paint, plastic) / Metal (Third Party Producer)

Zircon
Ceramics / Chemicals / Refractories / Foundries / Nuclear (Third Party Producer)

(1) Energy Fuels is currently evaluating the appropriate processing facility for the Sheep Mountain Project.
(2) Company mines in various stages of exploration, permitting, and development.
(3) Under R&D evaluation.
(4) Previously called Toliara

ENERGY FUELS

White Mesa Mill (Utah)

The White Mesa Mill is the Only Operating Conventional Uranium Mill in the U.S. Capable of Separating Monazite into Rare Earth Oxides that Are Planned to be Utilized in ASM's Metallization Facilities

White Mesa Mill Rare Earth Separation Facilities



Phase II Expansion
Phase I (Existing Infrastructure)

Overview – White Mesa Mill

The White Mesa Mill is Energy Fuels' 100% owned, flagship uranium, vanadium and rare earth processing and separation facility able to refine monazite feedstock into high quality critical minerals end-products

Only operating conventional uranium Mill in U.S.

The Largest and Only conventional uranium and vanadium processing facility in the United States with over 41 million lbs of U_3O_8 production and over 46 million lbs of V_2O_5 production in its 45 years of operation.

Fully licensed, permitted & producing separated NdPr (Phase I)

Phase II REE separation expansion permitting in progress

Licensed capacity to produce 8,000,000+ pounds of U_3O_8 per year

Only U.S. facility able to recycle uranium-bearing "alternate feed materials" (very low processing cost)

45 years of operation and expertise

Only facility in U.S. able to process monazite for production of REE oxides

Energy Fuels recently commissioned its Phase 1 rare earth separation circuit at the White Mesa Mill capable of producing up to 1,000 metric tonnes of separated neodymium-praseodymium (NdPr)

White Mesa Mill – Rare Earth Phase II

- Energy Fuels recently completed and announced the results of its Bankable Feasibility Study for its Phase II Rare Earth processing facility. This standalone facility will expand its existing NdPr capacity from 1,000 - 6,000 metric tonnes per year (tpa) along with 240 tpa Dy and 66 tpaTb oxides

Transaction Timeline

Transaction Timeline

Implementation Date for the Scheme Targeted for June 18, 2026

Indicative Transaction Timeline	Date
Announcement of Transaction	January 2026
First Court Hearing to Approve the Scheme Booklet	April 2026
Scheme Meeting	May 2026
Second Court Hearing	June 2026
Effective Date	June 2026
Record Date for Scheme and Special Dividend	June 2026
Special Dividend Payment Date	June 2026
Implementation Date	June 2026

ENERGY FUELS

Uranium
Heavy Mineral Sands
Rare Earths

Thank you

ENERGY FUELS

energyfuels.com